ACQUIRED INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2015
ACQUIRED INTANGIBLE ASSETS, NET
ACQUIRED INTANGIBLE ASSETS, NET

5. ACQUIRED INTANGIBLE ASSETS, NET

	December 31, 2013
	Gross carrying amount	Accumulated amortization	Impairment	Net carrying amount

Trademark	24,901,940	(4,876,630)	(20,025,310)	—
Technology	2,197,230	(1,229,403)	(967,827)	—

	27,099,170	(6,106,033)	(20,993,137)	—

The Group’s acquired intangible assets were fully impaired in 2013.  At December 31, 2013, 2014 and 2015, net book value of intangible assets was zero.  Amortization expenses for the years ended December 31, 2013, 2014 and 2015 were $1,558,987, nil and nil, respectively.

As of December 31, 2013, based upon the evolution by that time of the facts and circumstances described in Note 1 (related to the Group’s going concern uncertainty) which involved significant uncertainty regarding future net cash inflows and an assessment of reduced expectations for the Group’s future projected results of operations, the trademark and technology intangible assets were determined to be fully impaired. This assessment was reached after determining that the future undiscounted cash flows expected to be recovered from these assets were significantly less than the carrying value thereof.  In arriving at this conclusion, the Group considered the persuasive evidence of future discounted cash flows implied by the Group’s public share price and its market capitalization (a market based approach, as a per-share price can be interpreted as evidence of discounted future cash flows). However, management concluded, given the significant changes commenced with respect to the Group’s business model (changes to the Shengyue advertising arrangements and cost reductions) in early 2014, that an income approach was warranted as it related to the Group’s intangible assets and goodwill. The Group’s public share price and market capitalization at December 31, 2013 did not fully incorporate the reduced expectations and/or significant uncertainties regarding future revenues and cash flows associated with the strategic changes commenced in early 2014. Therefore, in management’s judgment, an income approach to valuation was necessary to adequately take into account the Group’s business challenges and associated liquidity concerns, regardless of the positive evidence supplied by a market capitalization view.

Projections of future cash flows related to the asset group (the entire company, or the Group’s sole reporting unit, where the trademark intangible is the primary asset) were prepared; these projections took into account the uncertainties associated with future revenues and cash flows.  The analysis indicated that the future undiscounted cash flows were significantly less than the Group’s carrying value. Accordingly, further analysis, using a discount rate representing the Group’s cost of equity capital plus an appropriate risk premium calibrated to the significant uncertainties associated with future cash flows and unproven changes to the business model, was undertaken to compute the present value of the undiscounted cash flows. Based on this analysis, it was indicated that the entire amount of intangible assets was impaired.  However, considering relevant U.S. GAAP provides that impairment charges are allocated amongst the assets comprising an asset group on the basis of relative carrying value, the Group did not provide any impairment on other long lived assets or fixed assets as available market evidence indicated that those assets had fair values which exceeded their carrying values and were therefore individually recoverable. The Group recorded a further significant impairment charge for goodwill in 2013 (Note 7).